August 27, 2009

Ms. Judy Brown, Contracts Manager
Office of Research
University of Waterloo
200 University Avenue West
Waterloo, Ontario, Canada N2L 3G1

Re:	Amendment to Extension and Amendment to Budget and Research Agreement between Waterloo, Thompson, and Senesco for a One Year Period From September 1, 2009 Through August 31, 2010

Dear Ms. Brown:

Pursuant to the Research Agreement effective September 1, 1998 (the “Agreement”), copy attached, between the University of Waterloo (“Waterloo”), Dr. John E. Thompson (“Thompson”), and Senesco, Inc. (“Senesco”), Waterloo, Thompson and Senesco hereby agree to extend the Agreement for an additional one year term, effective September 1, 2009 through August 31, 2010, under the same terms and conditions provided in the Agreement, except that the parties hereby amend the Budget set forth in the Revised Budget for Year 11, effective September 1, 2008 to the amended Revised Annual Budget for Year 12 , attached hereto, effective September 1, 2009 through August 31, 2010.  The Amended Revised Annual Budget for Year 12 supercedes and replaces the Revised Budget for Year 11 of the Agreement for all work commencing on or after September 1, 2009.

Very truly yours,

/s/ Bruce C. Galton

Bruce C. Galton
President
Senesco, Inc.

Agreed and Accepted:

/s/ John Thompson, Ph.D.
University of Waterloo

/s/ John Thompson, Ph.D.
Dr. John Thompson, Ph.D.

REVISED ANNUAL BUDGET
YEAR 11

PERIOD:             September 1, 2009 – August 31, 2010

Salaries	Cdn $/Month	Cdn $/12 Months

Senior Research Associate	$8,145.83	$97,750.00
($85,000/year + 15% benefits)

Senior Research Associate	7,666.67	92,000.00
($80,000/year + 15% benefits)

Research Associate	4,312.50	51,750.00
($45,000/year + 15% benefits)

Research Associate	4,312.50	51,750.00
($45,000/year + 15% benefits)

Research Associate	3,833,33	46,000.00
($40,000/year + 15% benefits)

Research Associate	1,916,67	23,000.00
($20,000/year + 15% benefits)

Research Associate	1,916,67	23,000.00
($20,000/year + 15% benefits)

Supplies
Operating Expenses	10,000.00	120,000.00

Subtotal	42,104.17	505,250.00

Overhead
30% on total direct costs	12,631,25	151,575.00

TOTAL ANNUAL BUDGET	$54,735,42	$656,825.00